SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 20, 2003

KDSM, LLC
(Exact name of registrant as specified in its charter)

Maryland

333-26427-01

55-0829966

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

10706 Beaver Dam Rd., Hunt Valley, MD 21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrant’s telephone number, including area code)

KDSM, INC.

(Former name or former address if changed from last report)

Sinclair Capital
(Exact name of Registrant as specified in its charter)

Delaware	52-2026076
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10706 Beaver Dam Rd., Hunt Valley, MD 21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrants telephone number, including area code)

Item 5.  Other Events

On June 20, 2003, KDSM, Inc., a Maryland corporation, merged with and into KDSM LLC, a Maryland limited liability company.  KDSM LLC was the surviving entity of that merger and is the successor to KDSM, Inc.

Also on June 20, 2003, Sinclair Broadcast Group, Inc. a Maryland corporation and the indirect parent of KDSM LLC and Sinclair Capital, a Delaware business trust, announced the redemption of the 11.625% High Yield Trust Originated Preferred Securities as described in the attached press release.

Item 7. Financial Statements and Exhibits

No financial statements are filed as part of this report.

The following exhibit is filed as part of this report:

Exhibit 99.1	Sinclair Broadcast Group, Inc. Press Release (Dated June 20, 2003) – Sinclair Announces Redemption Of 11.625% High Yield Trust Originated Preferred Securities Due 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KDSM, LLC

Dated: June 24, 2003	By:	/s/ David B. Amy
	Name:	David B. Amy
	Title:	Principal Accounting Officer